UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): October 19, 2004

State Financial Services Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	1-018166	39-1489983
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

815 North Water Street, Milwaukee, Wisconsin 53202-3526
(Address of principal executive offices, including zip code)

(414) 425-1600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

        On October 19, 2004, State Financial Services Corporation (the “Company”) issued a press release announcing the Company’s quarterly financial results for the reporting period ended September 30, 2004. A copy of the Company’s press release is being furnished as Exhibit 99 to this Current Report.

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

(99)	Press Release of State Financial Services Corporation, dated October 19, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE FINANCIAL SERVICES CORPORATION
Date: October 21, 2004	By: /s/ Michael J. Falbo
Michael J. Falbo
President and Chief Executive Officer

STATE FINANCIAL SERVICES CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(99)	Press Release of State Financial Services Corporation, dated October 19, 2004.